As filed with the Securities and Exchange Commission on September 3, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23175

MATRIX ADVISORS FUNDS TRUST

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

(a)

MATRIX ADVISORS
DIVIDEND FUND

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

August 6, 2021

Dear Fellow Shareholder:

The Matrix Advisors Dividend Fund showed a good absolute return in the second quarter, up +4.02%, but lagged the S&P 500, +8.55%, and Russell 1000 Value Index, +5.21%. For the six months through June 30, the story is the same - a strong absolute return for the Fund, +13.37%, but less than the S&P 500, +15.25% and Russell 1000 Value Index, +17.05%.

Disclosure Note:

For your information, for the period ended June 30, 2021, the Fund's average annual total returns for the one year and for the period from October 13, 2016, the inception of Matrix Asset Advisors' involvement with the Fund was 28.58% and +11.09%, respectively. For the same period the return for the S&P 500 Index was 40.79% and +18.27%. For the same period the return for the Russell 1000 Value Index was 43.68% and 12.19%.

Gross Expense Ratio:	1.54%
Net Expense Ratio:	0.90	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsdividendfund.com. Please see the Financial Highlights in this report for the most recent expense ratio.

** The Advisor has contractually agreed to reduce fees through 10/31/21.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The Fund's Net Asset Value on 6/30/21 was $28.80.

For the fiscal year (6/30/20 - 6/30/21), the Fund was up +28.58% versus the S&P 500 Index's return of +40.79, and the Russell 1000 Value Index's +43.68% gain. A detailed discussion of performance is provided in the following commentary.

While the dividend portfolio has had a less robust recovery than the market over the past year, we think the slow and steady nature of the portfolio, the favorable earnings per share and cash flow trends, and the growth of the dividend stream in an environment where there are few good income-generating alternatives, all position the portfolio for favorable returns in upcoming periods. As we look across the investment landscape, we believe high dividend payors with consistent dividend growth is one of the most attractive areas of the market today.

During the quarter we started a new position in Bank of New York Mellon (BK), a leading financial institution focused on custody, asset management, and trust services. The company's profits should benefit from higher interest rates as the economy expands. BK has a 2.7% dividend which is expected to grow 5% to 10% per year over the next 3 to 5 years, and recently announced a major share repurchase program.

MATRIX ADVISORS
DIVIDEND FUND

We sold the portfolio's positions in AT&T (T), MetLife (MET), and Organon (OGN), a company Merck (MRK) spun off in the 2nd quarter, that has high debt, lower growth prospects, and no dividend.

In Q2, 2021, eight of the Fund's portfolio holdings raised their dividends by an average of 7.1%. This included five banks that announced dividend increases shortly after the Federal Reserve disclosed the results of the recent stress tests for banks in June. For the first six months of the year, sixteen of the Fund's portfolio holdings raised their dividends by an average of 6.0%. Looking forward, we expect more dividend increases in the portfolio in the second half of the year.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to provide an opportunity for a healthy and growing income stream and favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Diversification does not guarantee a profit or protect from loss in a declining market.

The information provided herein represents the opinion of the Matrix Advisors Dividend Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Dividend yield refers to a stock's annual dividend payments to shareholders, expressed as a percentage of the stock's current price.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Strategies focusing on dividend-paying stocks may fall out of investor favor, which may negatively affect the performance of stocks that pay dividends. In addition, the Advisor may incorrectly judge whether a company will be able to continue paying dividends or the amount of such dividends, which may cause losses for the Fund.

The Matrix Advisors Dividend Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
DIVIDEND FUND

(Unaudited)

	Average Annualized Total Return Periods Ended June 30, 2021
	One Year	Since Commencement*
Matrix Advisors Dividend Fund	28.58%	11.09%
S&P 500 Index**	40.79%	18.27%

The graph above illustrates the performance of a hypothetical $10,000 investment made in the Fund and the S&P 500 Index on 10/13/16 (commencement of operations). All returns in the graph and table above reflect the reinvestment of dividends and distributions, but do not reflect the deduction of taxes that an investor would pay on distributions. The graph and table above do not imply any future performance.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.matrixadvisorsdividendfund.com.

*  The Fund commenced operations on October 13, 2016.

**  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

MATRIX ADVISORS
DIVIDEND FUND

Matrix Advisors Dividend Fund
Capital Markets Commentary and Quarterly Report:
2nd Quarter 2021 and Annual Review

The stock market1 rallied nicely in Q2, 2021, building on its first-quarter gains and closing the quarter at a record high. It was a near-perfect environment for stocks in the second quarter with the economy reopening, corporate earnings improving, and interest rates remaining at very low levels.

The stock market's strength was broad-based, with positive returns for most equity styles and market capitalization categories. The sectors contributing most to the market's return during the quarter (multiplying sector weighting by performance) were Technology, Communications Services, Health Care and Financials. The Utilities sector was a notable laggard. Growth stocks outperformed Value stocks in the second quarter2, roaring back in June. For the first six months of the year, Value stocks remain ahead of Growth stocks because of their strong performance earlier in the year.

Fixed Income3 returns were modestly positive in the quarter but are negative for the year-to-date through June 30, 2021. U.S. Treasury interest rates were mostly lower across the yield curve in Q2, even as inflation rose to the highest level in a decade4. The rate on the 10-year Treasury fell to 1.47% on June 30, 2021, down from 1.74% on March 31, 2021.

Market Outlook

There is a palatable sense of optimism about the direction of the economy that is reflected in the stock market. Recent economic data have been very encouraging. More people are finding jobs, consumer confidence is high5 and small business owners and corporate CEOs are upbeat about the future.

We expect the economic data to continue to show strength. As more people get vaccinated and schools reopen, people who have stayed out of the workforce because of health concerns or childcare needs will have a much easier path to return to work. Also, the winding down of some government extended unemployment programs, in September, may be a catalyst for a pick-up in the labor force participation rate. Strong consumer spending is also expected to boost economic growth. The public is in a buying mood for all kinds of activities outside of the home that they missed during the pandemic. The near-term economic outlook is quite good.

1  All references to the stock market are references to the S&P 500 Index unless otherwise noted.

2  Russell 1000 Growth Index vs. Russell 1000 Value Index.

3  Fixed Income is represented by the Vanguard Total Bond Market Index.

4  Wall Street Journal June 30, 2021. "Over the course of April and May alone, the consumer-price index jumped 1.4%, with core prices, excluding volatile food and energy categories, logging their biggest year-over-year gain in May since 1992. Many investors, though, have largely dismissed such gains as aberrations related to the reopening of the economy."

5    Reuters, June 29, 2021- "U.S. consumer confidence jumped to its highest level in nearly 1-1/2 years in June as growing labor market optimism amid a reopening economy offset concerns about higher inflation."

MATRIX ADVISORS
DIVIDEND FUND

From our point of view, with interest rates at their current low levels, stocks remain attractive. There are areas of high valuation in the market, but we are finding many attractive high-quality, good dividend paying stocks to buy and are very comfortable putting new money to work. This has been a rolling bull market and we think that companies with good fundamental stories that have lagged recently are poised to show better results in the second half of the year.

All things considered, with the economic expansion accelerating, the S&P 500 Index's earnings forecast to increase by more than 20% year over year, and a continued easy monetary policy, we think the risk/reward for investing in the stock market remains positive.

The biggest risks to the economy and stock market that we see are a resurgence of the virus that would slow the economic recovery, an escalation in the economic conflict between the U.S. and China, and a change in psychology about inflation that jolts the market with an unexpected, large rise in interest rates.

We expect that these risks and other unforeseen events may cause more market volatility.

Fund Annual Fiscal Year Review

For the fiscal year (6/30/20 - 6/30/21), the Fund was up +28.58% trailing the S&P 500 Index's return of +40.79% and the Russell 1000 Value Index's return of +43.68%. Performance returns for the Fund were led by strong results in the Financials and Technology sectors. Our Consumer Staples, Health Care, and Utilities sector investments, which have lagged in the market's strong rally over the past 12 months, should provide stability to the portfolio during periods of market declines. Investments in these sectors are showing good business results and trading at valuations that offer attractive appreciation potential. We are optimistic about the Fund's prospects in the coming year.

2nd Quarter and YTD Review and Outlook

The Matrix Advisors Dividend Fund showed a good absolute return in the second quarter but lagged the S&P 500 and Russell 1000 Value Indexes. For the six months through June 30, the story is the same - a strong absolute return (up double digits) but less than the S&P 500 and Russell 1000 Value Indexes. The portfolio owns companies that are performing at a very high level with strong business outlooks, have excellent management teams, and attractive valuations.

While the Fund's portfolio has had a less robust recovery than the market over the past year, we think the slow and steady nature of the portfolio, the favorable earnings per share and cash flow trends, and the growth of the dividend stream in an environment where there are few good income-generating alternatives, all position the portfolio with the potential for favorable returns in upcoming periods. As we look across the investment landscape, we believe high dividend payors with consistent dividend growth is one of the most attractive areas of the market today.

The sector contributing the most to the portfolio's return in the second quarter (multiplying sector weighting by performance) was Technology, followed by Health Care.

MATRIX ADVISORS
DIVIDEND FUND

During the quarter we started a new position in Bank of New York Mellon (BK), a leading financial institution focused on custody, asset management, and trust services. BK's profits should benefit from higher interest rates as the economy expands. BK has a 2.7% dividend which is expected to grow 5% to 10% per year over the next 3 to 5 years. The company recently announced a major share repurchase program.

We opportunistically added to holdings in Amgen (AMGN), Comcast (CMCSA), Kimberly-Clark (KMB), M&T Bank (MTB), and Verizon Communications (VZ). We also added to Merck (MRK) with the proceeds from the sale of Organon, a company Merck spun off in the 2nd quarter, that has high debt, lower growth prospects, and no dividend.

In addition to the sale of Organon (OGN), we sold the portfolio's positions in AT&T (T) and MetLife (MET) and trimmed the position in Duke Energy (DUK), on price strength.

AT&T (T) was sold after it announced a deal to divest Warner Media and combine it with Discovery Communications (DISCA). The deal with Discovery Communications, expected to close next year, will simplify AT&T's business operations, and lower the company's debt, but it also disclosed an intention to cut T's dividend when the deal closes in 2022.

MetLife (MET) was sold on price strength with the proceeds reinvested in M&T Bank (MTB) and U.S. Bancorp (USB), which we think have much greater appreciation potential.

At the end of Q2 2021, the Fund's largest sector concentrations were in Financials, Health Care, Consumer Staples, and Technology, consistent with the portfolio's largest sector weights at the end of Q1. These sector weightings provide a nice balance of economic sensitivity and stable earnings growth.

In Q2, 2021, eight portfolio holdings raised their dividends by an average of 7.1%. This includes five banks that announced dividend increases shortly after the Federal Reserve disclosed the results of the recent stress tests for banks in June. For the first six months of the year, sixteen of the Fund's portfolio holdings raised their dividends by an average of 6.0%. Looking forward, we expect more dividend increases in the Fund's portfolio in the second half of the year.

As we have said in the past, we believe the Fund is ideal for conservative, income-oriented equity investors.

We also think the highly diversified, Matrix Advisors Dividend Fund is well-positioned to have favorable performance in the stronger economy and rising interest rate environment which we anticipate over the next few years.

  *  *  *

We hope that you are safe and healthy and enjoying the opportunity to get together with family and friends again this summer. We thank you for your continued confidence. Stay well.

Best regards.

MATRIX ADVISORS
DIVIDEND FUND

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% Return Before Expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information in this column to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (1/1/21)	$1,000.00	$1,000.00
Ending Account Value (6/30/21)	$1,133.70	$1,020.33
Expenses Paid During Period[1]	$4.76	$4.51

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

MATRIX ADVISORS
DIVIDEND FUND

SECTOR BREAKDOWN
Financials	23.9%
Health Care	21.3%
Consumer Staples	19.3%
Information Technology	13.7%
Utilities	8.7%
Communication Services	8.4%
Energy	3.0%
Industrials	1.5%
Total Investments	99.8%
Other Assets, Net of Liabilities	0.2%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of June 30, 2021.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2021

SHARES	VALUE
COMMON STOCKS - 99.8%
AEROSPACE/DEFENSE: 1.5%
2,100 General Dynamics Corp.	$395,346
BANK (MONEY CENTER): 5.7%
9,500 JPMorgan Chase & Co.	1,477,630
BANK (PROCESSING): 1.4%
7,000 The Bank of New York Mellon Corp.	358,610
BANK (REGIONAL): 12.2%
6,600 M&T Bank Corp.	959,046
6,375 The PNC Financial Services Group, Inc.	1,216,095
17,500 Truist Financial Corp.	971,250
3,146,391
BANK (SUPER REGIONAL): 4.6%
20,900 US Bancorp	1,190,673
BEVERAGES: 7.5%
6,000 PepsiCo, Inc.	889,020
19,500 The Coca-Cola Co.	1,055,145
1,944,165
BIOTECHNOLOGY: 7.2%
2,800 Amgen, Inc.	682,500
17,000 Gilead Sciences, Inc.	1,170,620
1,853,120
CABLE TV: 3.8%
17,400 Comcast Corp. - Class A	992,148
COMPUTER SOFTWARE AND SERVICES: 5.5%
5,250 Microsoft Corp.	1,422,225
DRUG: 9.2%
10,200 AbbVie, Inc.	1,148,928
15,950 Merck & Co., Inc.	1,240,431
2,389,359

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Schedule of Investments

June 30, 2021 – Continued

SHARES	VALUE
DRUG STORE: 4.9%
15,200 CVS Health Corp.	$1,268,288
ELECTRIC UTILITY: 8.8%
10,800 Consolidated Edison, Inc.	774,576
5,100 Duke Energy Corp.	503,472
12,000 Pinnacle West Capital Corp.	983,640
2,261,688
FOOD PROCESSING (RETAIL): 7.9%
14,300 General Mills, Inc.	871,299
18,000 Kellogg Co.	1,157,940
2,029,239
HOUSEHOLD PRODUCTS: 3.9%
7,575 Kimberly-Clark Corp.	1,013,384
PETROLEUM (INTEGRATED): 3.0%
7,300 Chevron Corp.	764,602
SEMICONDUCTOR: 3.4%
6,200 QUALCOMM, Inc.	886,166
TELECOMMUNICATION SERVICES: 4.6%
21,000 Verizon Communications, Inc.	1,176,630
TELECOMMUNICATIONS (EQUIPMENT): 4.7%
23,100 Cisco Systems, Inc.	1,224,300
TOTAL COMMON STOCKS (Cost $20,155,134)	$25,793,964
SHORT-TERM INVESTMENTS - 0.3%
80,758 First American Government Obligations Fund, Class X - 0.03%*	80,758
TOTAL SHORT-TERM INVESTMENTS (Cost $80,758)	$80,758
TOTAL INVESTMENTS (Cost $20,235,892): 100.1%	25,874,722
LIABILITIES IN EXCESS OF OTHER ASSETS: (0.1)%	(30,063)
TOTAL NET ASSETS: 100.0%	$25,844,659

* Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Assets and Liabilities

At June 30, 2021

ASSETS:
Investments in securities, at value (cost $20,235,892)	$25,874,722
Receivables:
Fund shares sold	4,093
Dividends and interest	35,973
Prepaid expenses	9,336
Total assets	25,924,124
LIABILITIES:
Payables:
Investments purchased	42,089
Due to advisor	2,094
Accrued expenses:
Audit fees	14,004
Fund administration fees	6,360
Reports to shareholders	4,778
Custody fees	1,527
Trustee fees	171
Other expenses	8,442
Total liabilities	79,465
NET ASSETS	$25,844,659
Number of shares, $0.01 par value, issued and outstanding (unlimited shares authorized)	897,246
Net Asset Value, Offering Price and Redemption Price Per Share	$28.80
COMPONENTS OF NET ASSETS:
Paid in capital	$20,057,559
Total distributable earnings	5,787,100
Net Assets	$25,844,659

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Operations

For the Year Ended June 30, 2021

INVESTMENT INCOME
INCOME
Dividends	$775,699
Interest	74
Total income	775,773
EXPENSES
Advisory fees	133,945
Fund administration fees	36,198
Registration fees and expenses	33,118
Fund accounting fees	22,096
Transfer agent fees	18,446
Legal fees	14,991
Audit fees	13,991
Reports to shareholders	13,230
Custody fees	8,667
Trustee fees	3,081
Other expenses	8,183
Total expenses	305,946
Less: expense reimbursement by advisor	(105,028)
Net expenses	200,918
Net investment income	574,855
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,269,370
Net change in unrealized appreciation/depreciation on investments	3,758,575
Net realized and unrealized gain on investments	5,027,945
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,602,800

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Statement of Changes in Net Assets	YEAR ENDED JUNE 30, 2021	YEAR ENDED JUNE 30, 2020
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$574,855	$479,682
Net realized gain (loss) on investments	1,269,370	(1,048,959)
Net change in net unrealized appreciation/depreciation on investments	3,758,575	381,891
Net increase (decrease) in net assets resulting from operations	5,602,800	(187,386)
NET DISTRIBUTIONS TO SHAREHOLDERS	(573,097)	(546,118)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,598,451	4,332,103
Proceeds from reinvestment of distributions	559,329	537,718
Cost of shares redeemed	(1,159,956)	(1,462,593)
Net increase from capital share transactions	2,997,824	3,407,228
Total increase in net assets	8,027,527	2,673,724
NET ASSETS
Beginning of year	17,817,132	15,143,408
End of year	$25,844,659	$17,817,132
CHANGE IN SHARES
Shares outstanding, beginning of year	775,658	623,793
Shares sold	144,630	192,342
Shares issued on reinvestment of distributions	21,356	22,993
Shares redeemed	(44,398)	(63,470)
Shares outstanding, end of year	897,246	775,658

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Financial Highlights

For a capital share outstanding throughout each period

	YEARS ENDED JUNE 30,				PERIOD OCTOBER 13, 2016(a) THROUGH
	2021	2020	2019	2018	JUNE 30, 2017
Net asset value, beginning of period	$22.97	$24.28	$22.62	$21.36	$20.00
Income (loss) from investment operations:
Net investment income	0.67 (b)	0.70 (b)	0.60 (b)	0.50 (b)	0.35	(b)
Net unrealized gain (loss) on investments	5.82	(1.22)	1.81	1.33	1.33
Total from investment operations	6.49	(0.52)	2.41	1.83	1.68
Less distributions:
Dividends from net investment income	(0.66)	(0.69)	(0.57)	(0.46)	(0.32)
Distributions from net realized gain	—	(0.10)	(0.18)	(0.11)	—
Total distibutions	(0.66)	(0.79)	(0.75)	(0.57)	(0.32)
Net asset value, end of period	$28.80	$22.97	$24.28	$22.62	$21.36
Total return	28.58%	(2.18)%	10.86%	8.59%	8.41	%(c)
Ratios/supplemental data:
Net assets, end of period (millions)	$25.8	$17.8	$15.1	$10.7	$6.4
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.37%	1.54%	1.80%	2.51%	3.66	%(d)
After expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90	%(d)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	2.11%	2.26%	1.66%	0.57%	(0.47	)%(d)
After expense reimbursement	2.58%	2.90%	2.56%	2.18%	2.29	%(d)
Portfolio turnover rate	31%	38%	23%	6%	7	%(c)

(a)  Commencement of operations.

(b)  Calculated using the average shares method.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements

NOTE 1 – ORGANIZATION

The Matrix Advisors Dividend Fund (the "Fund") is a series of Matrix Advisors Funds Trust (the "Trust"), which was organized on July 20, 2016 as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations on October 13, 2016. The objective of the Fund is to seek current income and capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange, except those listed on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading (generally 4:00 p.m, Eastern time). Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Trust's Valuation Committee and the Pricing Committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Trustees of the Trust. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B.  Share Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 – 2020) or expected to be taken in the Fund's 2021 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund expects to make distributions of net investment income, if any, quarterly, and distributions of net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

F.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

G.  Recent Accounting Pronouncements.

Rule 18f-4

On October 28, 2020, the Securities and Exchange Commission (the "SEC") adopted new regulations governing the use of derivatives by registered investment companies ("Rule 18f-4"). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Rule 2a-5

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund's financial statements.

H.  Subsequent Events.

On July 7, 2021, Foreside Financial Group, LLC ("Foreside"), the indirect parent company of Quasar Distributors, LLC ("Quasar"), the Fund's distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital ("Genstar") such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

The Fund has evaluated subsequent events through the issuance of the Fund's financial statements and has determined that no other events have occurred that require disclosure in these financial statements.

NOTE 3 – AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement ("Advisory Agreement") with the Advisor. Under the Advisory Agreement, the Advisor has overall responsibility for the general management and investment of the Fund's portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Advisor for its

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

services at the annual rate of 0.60% of its average daily net assets, payable on a monthly basis in arrears. For the year ended June 30, 2021, the Fund accrued $133,945 in advisory fees.

The Fund is responsible for its own operating expenses. Pursuant to an operating expenses limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees or reimburse Fund expenses until at least October 31, 2021, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, acquired fund fees and expenses, distribution and/or service (12b-1) fees, leverage and tax expenses, dividend and interest expenses on short positions, brokerage commissions and extraordinary expenses) will not exceed 0.90% of the Fund's average daily net assets (the "Expense Limit"). The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund's expense ratio to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver and/or expense payment or (ii) the Expense Limit in place at the time of recoupment. Any such reimbursement will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees upon 60 days' written notice to the Advisor.

For the year ended June 30, 2021, the Advisor waived advisory fees and reimbursed expenses totaling $105,028 in the aggregate. At June 30, 2021, the cumulative amount available for reimbursement that has been paid and/or waived is $325,897. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30
2022	2023	2024
$114,564	$106,305	$105,028

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, the Fund's administrator (the "Administrator") was paid $4,000 during the year ended June 30, 2021 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the year ended June 30, 2021, are as follows:

	Purchases	Sales
Common Stock	$9,990,102	$6,897,744

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2021, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$20,236,960
Gross tax unrealized appreciation	5,720,497
Gross tax unrealized depreciation	(82,735)
Net tax unrealized appreciation on investments	5,637,762
Undistributed ordinary income	4,803
Undistributed long-term capital gains	144,535
Total Distributable Earnings	149,338
Other accumulated gains (losses)	—
Total Accumulated Earnings/Losses	$5,787,100

The difference between book and tax unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments.

U.S. GAAP required that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, the following reclassifications were made:

Distributable Earnings	Paid In Capital
$(3,054)	$3,054

As of June 30, 2021, the Fund had no post-October losses, which are deferred until fiscal year 2022 for tax purposes. The Fund had no capital loss carryover. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2021, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2022 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the years ended June 30, 2021 and June 30, 2020 were as follow:

	June 30, 2021	June 30, 2020
Distributions Paid From:
Ordinary Income*	$573,097	$479,347
Long-Term Capital Gain	$—	$66,771
	$573,097	$546,118

*  For tax purposes, short-term capital gains are considered ordinary income.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2021.

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$25,793,964	$—	$—	$25,793,964
Total Equity	$25,793,964	$—	$—	$25,793,964
Short-Term Investments	$80,758	$—	$—	$80,758
Total Investments in Securities	$25,874,722	$—	$—	$25,874,722

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

MATRIX ADVISORS
DIVIDEND FUND

Notes to Financial Statements, Continued

NOTE 7 – IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the Fund's investments depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund's investments.

MATRIX ADVISORS
DIVIDEND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of Matrix Advisors Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Matrix Advisors Dividend Fund (the "Fund"), a series of Matrix Advisors Funds Trust, including the schedule of investments, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 13, 2016 (commencement of operations) through June 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund's auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2021

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, upon request, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year (quarters ended September 30 and March 31) as an exhibit to its reports on Form N-PORT. Portfolio holdings filed on Form N-PORT are publicly available 60 days after the end of the applicable quarter. The Fund's Form N-PORT filings are available on the Security and Exchange Commission's website at www.sec.gov. This information is also available, without charge, upon request, by calling toll free, 1-800-366-6223.

TAX NOTICE

The percentage of dividend income distributed for the year ended June 30, 2021, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 100.00%.

For the year ended June 30, 2021, the percentage of ordinary income distributions that qualify for the dividend received deduction available to corporate shareholders is 100.00%.

Additional Information Applicable to Foreign Shareholders only:

The Fund hereby designates 0.00% of its ordinary income distributions for the period as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

TRUSTEES AND OFFICER INFORMATION

The Board of Trustees is responsible for the overall management of the Fund's business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 1-800-366-6223.

The Trustees and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Interested Trustee
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
David A. Katz, CFA * 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1962)	Trustee, President and Treasurer	Indefinite; Since 2016	Chief Investment Officer (1986 to present) and President (1990 to present) of the Advisor, and portfolio manager of the Fund (2016 to present).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
Independent Trustees
T. Michael Tucker 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1942)	Trustee and Chairman	Indefinite; Since 2016	Retired; formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005 and 2011 to 2019); formerly, Consultant, Carr Riggs & Ingram, LLP, a certified public accounting firm (2005 to 2011).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Independent Trustees, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Larry D. Kieszek 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1950)	Trustee	Indefinite; Since 2016	Retired; formerly, Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to 2015).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 1997)
David S. Wyler 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1969)	Trustee	Indefinite; Since 2016	Vice President of Advanced TV & Digital Video at IRI Worldwide (market research company) (December 2017 to present); Vice President of Business Development, iQ Media (audience intelligence firm) (May to September 2017); Senior Director of Sales at Simulmedia (TV targeting company) (2016 – 2017); Vice President of Business Development at Resonate (marketing intelligence firm) (2014 – 2016); Vice President Business Development, Experian (2013 – 2014).	2	Director, Matrix Advisors Value Fund, Inc. (mutual fund) (since 2016)

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Lon F. Birnholz 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1960)	Executive Vice President and Secretary	Indefinite; Since 2016	Senior Managing Director of the Advisor (1999 to present).	N/A	N/A
Steven G. Roukis, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1967)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Jordan F. Posner 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1957)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).	N/A	N/A
Stephan J. Weinberger, CFA 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1955)	Senior Vice President	Indefinite; Since 2016	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).	N/A	N/A

MATRIX ADVISORS
DIVIDEND FUND

Additional Information (Unaudited), Continued

Officers of the Fund, Continued
Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
Jonathan Tom 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1983).	Senior Vice President	Indefinite; Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst the Advisor (2005 to present).	N/A	N/A
Conall Duffin 10 Bank Street, Suite 590 White Plains, NY 10606 (Born 1975)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Indefinite; Since 2016	Chief Compliance Officer of the Advisor (2016 to present); Vice President Marketing and Mutual Fund Services of the Advisor (2010 to present).	N/A	N/A

*  "Interested person" of the Trust as that term is defined under the 1940 Act. Mr. Katz is considered an "interested person" because of his affiliation with the Advisor.

**  The "Fund Complex" includes the Fund and Matrix Advisors Value Fund, Inc.

MATRIX ADVISORS
DIVIDEND FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Trustees
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Annual Report

MATRIX ADVISORS

DIVIDEND FUND

June 30, 2021

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MADFX
Cusip: 57681H108

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-366-6223.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Messrs. Kieszek and Tucker are “audit committee financial expert(s)” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$12,000	$12,000
Audit-Related Fees	$0	$0
Tax Fees	$2,000	$2,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

1

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

2

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2017.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Funds Trust

By	/s/ David A. Katz
David A. Katz, President

Date	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	September 3, 2021

4